UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2017

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National Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12629 (Commission File Number)	36- 4128138 (IRS Employer Identification No.)

200 Vesey Street, 25th Floor

New York, NY 10281

 (Address of principal executive offices)

 (212) 417-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.02     Termination of a Material Definitive Agreement.

Termination of Asset Purchase Agreement

On March 10, 2017, National Holdings Corporation (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with The Williams Financial Group, Inc., WFG Investments, Inc., WFG Advisors, LP, WFG Strategic Alliance, Inc., Advisory Marketing Services, LLC, and WFG Management Services, Inc. (“Sellers”), for the purchase and sale of certain specified properties and assets of the Sellers.

Among other things, the Purchase Agreement provided the Company and Sellers with the option to terminate the Purchase Agreement at any time prior to the closing.

On June 16, 2017, the Company and the Sellers executed a termination letter (the “Termination Letter”) in accordance with Section 9.13(a) of the Purchase Agreement. Accordingly, the Purchase Agreement was terminated. The parties agreed in the Termination Letter to mutually release each other and each of their successors and assigns from and against (i) any and all costs, damages, actions, proceedings, demands or claims whatsoever that either of them now has or may hereafter have against the other party hereto, by reason of or in connection with the Purchase Agreement and (ii) any covenants or obligations which by their terms expressly survive termination of the Purchase Agreement. Notwithstanding the foregoing, the parties’ rights and obligations under Sections 7(c) through 7(f) shall remain in full force and effect.

The above description of the Purchase Agreement and Termination Letter are summaries only and are qualified in their entirety by reference to the copies filed with the commission. The Purchase Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed on March 13, 2017, and the Termination Letter is attached hereto as Exhibit 10.1, both of which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1	Termination of Asset Purchase Agreement, dated June 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation (Registrant)
Date: June 22, 2017	By: /s/ Michael Mullen
Michael Mullen Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Termination of Asset Purchase Agreement, dated June 16, 2017.